                                                                   Exhibit 10.25



                                         REC
        RECORDING REQUESTED BY           RMF
        ALLIANCE TITLE COMPANY           MICRO
        AND WHEN RECORDED MAIL TO        RTCF
                                         LIEN
NAME                                     SMPF
                                         PCOR
STREET
ADDRESS


CITY,
STATE
ZIP

ORDER NO.
         -----------------------------

                                       SPACE ABOVE THIS LINE FOR RECORDER'S USE

                     DEED OF TRUST WITH ASSIGNMENT OF RENTS
              (THIS DEED OF TRUST CONTAINS A "DUE-ON-SALE" CLAUSE)

This DEED OF TRUST, made                                              , between

                                                       , herein called TRUSTOR,
whose address is
      (Number and Street)       (City)           (State)      (Zip)

[ALLIANCE TITLE COMPANY], a California Corporation, herein called TRUSTEE, and

                                                    , herein called BENEFICIARY,

Trustor irrevocably grants, transfers and assigns to Trustee in Trust, with Power of Sale, that property in the
City of              , County of                    , California, described as:




If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing (1) payment of the sum of $ with interest thereon according to the terms of a promissory note or notes of even date, with a
maturity year of    herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof; (2) the performance of each agreement of Trustor incorporated by reference or contained herein or reciting it is so secured; (3) Payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A of that certain Fictitious Deed of Trust referenced herein, and it is mutually agreed that all of the provisions set forth in subdivision B of that certain Fictitious Deed of Trust recorded in the book and page of Official Records in the office of the county recorder of the county where said property is located, noted below or opposite the name of such county, namely:

COUNTY          BOOK    PAGE    COUNTY          BOOK     PAGE  COUNTY             BOOK     PAGE      COUNTY         BOOK     PAGE
Alameda         1288     556    Kings            858      713  Placer             1028      379      Sierra           38      187
Alpine             3  130-31    Lake             437      110  Plumas              166     1307      Siskiyou        506      762
Amador           133     438    Lassen           192      367  Riverside          3788      347      Solano         1287      621
Butte           1330     513    Los Angeles   T-3878      874  Sacramento     71-10-26      615      Sonoma         2067      427
Calaveras        185     338    Madera           911      136  San Benito          300      405      Stanislaus     1970       56
Colusa           323     391    Marin           1849      122  San                6213      768      Sutter          655      585
                                                               Bernardino
Contra Costa    4684       1    Mariposa          90      453  San Francisco     A-804      596      Tehama          457      183
Del Norte        101     549    Mendocino        667       99  San Joaquin        2855      283      Trinity         108      595
El Dorado        704     635    Merced          1660      753  San      Luis      1311      137      Tulare         2530      108
                                                               Obispo
Fresno          5052     623    Modoc            191       93  San Mateo          4788      175      Tuolumne        177      160
Glenn            469      76    Mono              69      302  Santa Barbara      2065      881      Ventura        2607      237
Humboldt         801      83    Monterey         357      239  Santa Clara        6626      664      Yolo            769       16
Imperial        1189     701    Napa             704      742  Santa Cruz         1638      607      Yuba            398      693
Inyo             165     672    Nevada           363       94  Shasta              800      633
Kern            3756     690    Orange          7182       18  San Diego SERIES 5 Book 1964, Page 149774


Said agreements, terms and provisions contained in said subdivision A and B, (identical in all counties are printed on the reverse side hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by laws.

The foregoing assignment of rents is absolute unless initialed here, in which case, the assignment serves as additional security.

The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at this address hereinbefore set forth.


Dated:
      -----------------------------

STATE OF CALIFORNIA                         -----------------------------------
COUNTY OF                          S.S.}
        ---------------------------
On________________________before me,        -----------------------------------

-----------------------------------         -----------------------------------

A Notary Public in and for said County
and State, personally appeared

-----------------------------------         -----------------------------------

-----------------------------------

Personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

WITNESS my hand and official seal.
                                      (This area for official notorial seal)
Signature
         ----------------------------------------------------------------------

DO NOT RECORD

The following is a copy of Subdivision A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.


A.  To protect the security of this Deed of Trust, Trustor agrees:

    (1) To keep said property in good condition and repair and not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon, not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

    (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at the option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

    (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

    (4) To pay: at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

    Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

    (5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.     It is mutually agreed:

    (1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

    (2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

    (3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plate thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

    (4) That upon written request of beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then hereunder. The recitals in such reconveyance of any matter or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

    (5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuances of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

    (6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

    After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

    After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the persons legally entitled thereto.

    (7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

    (8) That this Deed applies to, insures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledges, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

    (9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

                                                            REQUEST     FOR
FULL RECONVEYANCE
TO ALLIANCE TITLE COMPANY, TRUSTEE:

       The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

Dated
     -------------------------              ------------------------------------


                                            Signature must be notarized

Please mail Deed of Trust,
Note and Reconveyance to
                        -------------------    --------------------------------

DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.
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